United States of America

United States Patent and Trademark Office

VapeTek

Reg. No. 4,565,745

Registered July 8, 2014

Int. Cl.: 9

TRADEMARK

SUPPLEMENTAL REGISTER

WEST COAST VAPE SUPPLY, INC. (CALIFORNIA CORPORATION)
7611 SLATER AVE. UNIT H
HUNTINGTON BEACH, CA 92647

FOR: VAPOR BATTERIES, NAMELY, ELECTRONIC CIGARETTE BATTERIES, IN CLASS 9 (U.S. CLS. 21, 23, 26, 36 AND 38).

FIRST USE 9-7-2013; IN COMMERCE 3-29-2014.

THE MARK CONSISTS OF STANDARD CHARACTERS WITHOUT CLAIM TO ANY PARTICULAR FONT, STYLE, SIZE, OR COLOR.

SER. NO. 86-086,675, FILED P.R. 10-9-2013; AM. S.R. 5-6-2014.

KATHLEEN LORENZO, EXAMINING ATTORNEY

Michelle K. Lee

Deputy Director of the United States Patent and Trademark Office